SCHEDULE 14A INFORMATION


   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No. 1)




Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 240.14a-12




                   MICRONETICS, INC.
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(Name of Registrant as Specified in Its Charter)


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(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.


(1) Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per  unit  price  or other underlying value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[  ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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                        MICRONETICS, INC.
                    (a Delaware corporation)

                  Notice of 2005 Annual Meeting
                   of Shareholders to be held
                at 11:00 A.M. on October 20, 2005


To the Shareholders of
MICRONETICS, INC.:


      NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the "Meeting") of MICRONETICS, INC. (the "Company") will be held on October 20, 2005 at 11:00 A.M. at the offices of Microwave Concepts, Inc., 12 Gardner Road, Fairfield, NJ 07004 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.   To elect five directors;

2. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for its fiscal year ending March 31, 2006; and

3. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed September 9, 2005 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

      A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from September 20, 2005 until the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

      Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                               By Order of the Board of Directors

                               /s/Donna Hillsgrove
                               Donna Hillsgrove, Secretary

Date: September 16, 2005

      Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended March 31, 2005 should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.





                        MICRONETICS, INC.
                       26 Hampshire Drive
                       Hudson, NH  03051


                        Proxy Statement

      The enclosed proxy is solicited by the management of Micronetics, Inc. (the "Company") in connection with the 2005 Annual Meeting of Shareholders (the "Meeting") to be held on October 20, 2005 at 11:00 A.M. at the offices of Microwave Concepts, Inc., 12 Gardner Road, Fairfield, NJ 07004 and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set September 9, 2005 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

      The proxy will be voted in accordance with your directions as to:

          (1) The election of the five persons listed herein as directors of the Company;

          (2)   The  ratification  of the  appointment  of  Grant
          Thornton   LLP  ("Grant") as the Company's  independent
          registered public accounting firm for its fiscal year ending March 31, 2006; and

          (3) The transaction of such other business as may properly come before the Meeting.

      In the absence of direction, the proxy will be voted in favor of management's proposals.

      The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 2005 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

      Only  shareholders  of  record of the  Company's  4,445,831 shares of Common Stock (the "Common Stock") outstanding at the close of business on September 9, 2005 will be entitled to vote.

      Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of the Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the
Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 16, 2005. The Company's principal executive offices are located at 26 Hampshire Drive, Hudson, NH 03051 and its telephone number at that location is (603) 883-2900.


                           PROPOSAL 1

                     ELECTION OF DIRECTORS

      Five directors are to be elected by a plurality of the shar es present in person or represented by proxy at the Meeting and entitled to vote thereon, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

             (1) David Siegel
             (2) Emanuel Kramer
             (3) David Robbins
             (4) Gerald Y. Hattori
             (5) Stephen N. Barthelmes, Jr.

     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:



                             Position with             Director
Name               Age       the Company               Since
-------           -----      ---------------          -------------

David Siegel       79        Director                  April 1987

Emanuel  Kramer    57        Director                  November 2002

David  Robbins     40        Chief Executive Officer,  August 2003
                             President and Director

Gerald Y. Hattori  53        Director                  September 2004

Stephen N.
 Barthelmes, Jr.   38        President of                   -
                             Stealth Microwave, Inc.,
                             a wholly-owned subsidiary
                             of the Company


      Mr. David Siegel has been a director of the Company since April 1987. Mr. Siegel is also Chairman of the Board of Directors of Surge Components, Inc., a distributor of passive electronic components. In addition, Mr. Siegel has been a director since 1985 and a member of the compensation committee of Nu Horizons, Inc. a distributor of electronic components. Mr. Siegel was also a director and member of the compensation committee of Kent Electronics Inc. for ten years. Mr. Siegel has also been vice president of Great American Electronics since 1983.

      Mr. Emanuel Kramer has been a director of the Company since November 2002. From August 2002 until October 2004, Mr. Kramer served as a director of database management at B&H Photo Video, a retail store located in New York, NY. Until August 2002, for 26 years, Mr. Kramer was a Project Manager for Management Information Systems for the City of New York Human Resources Administration.

      Mr. David Robbins was appointed President, Chief Executive Officer and a director of the Company in August 2003 upon the death of Richard S. Kalin, the Company's former Chief Executive Officer, President and Chairman of the Board. Mr. Robbins was appointed Senior Vice President of the Company's Defense Electronics Group in March 1999. He has been employed by the Company in various capacities since February 1992.

      Mr. Gerald Y. Hattori has been a director of the Company since September 2004. In 2000, Mr. Hattori founded Evolution Management, Inc., a business advisory and strategic planning consulting firm, where he is currently employed. From February 1999 until July 2000, Mr. Hattori was Vice-President and Chief Financial Officer, Treasurer and Secretary of Airnet Communications Corporation, a publicly-traded company which manufactures wireless telecommunications infrastructure equipment. Mr. Hattori has been a member of the Board of Directors of Airnet Communications since February 2003. In addition, he serves as the Chairman of the Nominating and Corporate Governance Committee, and is a member of the Audit Committee, Compensation Committee, and Financing Committee of Airnet Communications. From September 1996 until February 1999, Mr. Hattori was Vice President of Finance, Chief Financial Officer and Treasurer of Nexar Technologies, Inc., a personal computer manufacturer which filed for bankruptcy protection in December 1998.

     Mr. Stephen N. Barthelmes, Jr. has been President of Stealth Microwave, Inc., a wholly-owned subsidiary of the Company ("Stealth"), since the date of its acquisition by the Company in June, 2005. He was Vice President of Operations and Partner of Stealth prior to the acquisition for more than 10 years and was one of Stealth's founders.

       Directors   serve  until  the  next  Annual   Meeting   of
shareholders or until their respective successors are elected and qualified.

      During the Company's fiscal year ended March 31, 2005 ("Fiscal 2005"), the Board of Directors held four meetings and acted five times by unanimous consent. During Fiscal 2005, each director attended each meeting. All of the Board of Director members attended the Company's 2004 Annual Meeting of Shareholders and the Company expects that all of the Board members will attend the Meeting.


OTHER EXECUTIVE OFFICERS

     Mr. Dennis Dow, 55, was appointed Vice President, Finance of the Company, in June 2002. He has been employed by the Company since February 2001. From 1996 to 2001, he was Controller and Director of Financial Operations at Light Machines Corp. Prior to that time, he was a Finance Manager at Digital Equipment Corporation for 12 years.

      Ms.  Donna  Hillsgrove,  56, was  appointed  Secretary  and
Treasurer of the Company in January 1994. She has been employed by the Company since April 1992.

      Mr.  Stuart Bernstein, 47, was appointed Vice President  of
VCO Products in April 2000. From 1990 until September 1999, he was employed by the Company in various capacities.

      Mr. Floyd Parin, 61, has been President of Microwave and Video Systems Inc. ("MVS"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 1999. Mr. Parin was the President of MVS since 1994.

      Mr. Donald Kilduff, 71, has been Vice President and General Manager of Enon Microwave, Inc. ("Enon"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in March 2002. He held a similar position prior to the Company's acquisition of Enon for more than five years.

      Mr. Anthony Pospishil, 47, has been Vice President and General Manager of Microwave Concepts, Inc. ("Micro-Con"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 2003. He had been the President of the predecessor company prior to the Company's acquisition of Micro-Con, since May 1997.



COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE  ACT  OF
1934

      Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that during Fiscal 2005 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements except that Mr. Donald Kilduff failed to file one Form 4 regarding one transaction on a timely basis.


DIRECTOR CANDIDATES

   The process followed by the Board of Directors to identify and evaluate director candidates includes requests to Board of Director members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by the Board of Directors.

   In considering whether to recommend any particular candidate for inclusion in the Board of Directors slate of recommended director nominees, the Board of Directors applies criteria such as the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

   Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company's Common Stock for at least a year as of the date such recommendation is made, to Micronetics, Inc., Shareholder Relations, c/o Corporate Secretary, 26 Hampshire Drive, Hudson, NH 03051. Assuming that appropriate biographical and background material has been provided on a timely basis, the Board of
Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.


CODE OF CONDUCT AND ETHICS

      Micronetics has adopted a Code of Conduct and Ethics applicable to its directors, officers and employees including its principal executive, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of Micronetics' Code of Conduct and Ethics is available on Micronetics' website www.Micronetics.com. Micronetics intends to post amendments to or waivers from its Code of Conduct and Ethics (to the extent applicable to its Chief Executive Officer, Chief Financial Officer or principal accounting officer) on its website. Micronetics' website is not part of this proxy statement.


EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company for its fiscal years ended March 31, 2005, 2004 and 2003 to its Chief Executive Officer and to each of its other four most highly compensated executive officers whose compensation exceeded $100,000 on an annual basis (the "Named Executive Officers").


              SUMMARY COMPENSATION TABLE
              --------------------------

                                                                           Long Term
                                 Annual Compensation                     Compensation
                         ----------------------------------------------  ------------
Name and                 Fiscal                          Other annual
Principal Position       Year    Salary ($)  Bonus($)   Compensation($)   Options(#)
------------------   --------------------------------------------------  ------------
Richard S.Kalin,       2004       41,923(1)    -        2,500(2)             -
 Former Chairman       2003      100,000(1)  50,756     6,000(2)           50,000
 and President

David Robbins,         2005      148,648     69,445     6,000(2)           50,000
 President             2004      134,038     51,753     6,000(2)             -
                       2003      114,712     18,000     6,000(2)           60,000

Dennis Dow,            2005       90,510     15,000       -                10,000
 VP-Finance            2004       84,781     20,000       -                 4,000
                       2003         -          -          -                   -

Floyd S. Parin,        2005      118,800     16,349     9,000(3)              -
 President             2004      110,850     58,000     9,000(3)              -
 of   MVS              2003       58,500     50,000    26,500(3)              -

Donald Kilduff,        2005      123,370       -        6,000(2)              -
 VP and General        2004      115,479       -          -                   -
 Manager of Enon       2003      110,000      5,184       -                   -

Anthony Pospishil,     2005      112,356     95,524       -                 15,000
 VP and General        2004      110,007     44,300       -                   -
 Manager of Micro-Con  2003         -          -          -              40,000
----------------------
     <F1>
(1) Does not include $42,846 and $172,067 in legal fees paid to Kalin & Associates, P.C., of which Mr. Kalin was a principal in Fiscal 2004 and 2003.

     <F2>
(2)  Expenses relating to furnishing an automobile.

     <F3>
(3) Includes a $9,000 automobile allowance and a $17,500 expense allowance.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In November 2003, the Board of Directors authorized the repurchase of 320,000 restricted shares (or approximately 7%) of the outstanding Common Stock from Noelle Kalin, wife of the late Richard S. Kalin, the Company's former Chairman, CEO and President, in a private transaction. The total value of the repurchase was $1.2 million, or $3.75 per share, representing a 49% discount to the closing market price of Micronetics Common Stock on November 5, 2003. In addition, the Estate of Mr. Kalin agreed to terminate the Employment Agreement between the Company and Mr. Kalin. This satisfied all of the Company's obligations to the Estate of Mr. Kalin.


EMPLOYMENT AGREEMENTS

      In January 2003, Micro-Con entered into an employment agreement with Anthony Pospishil (the "Agreement") pursuant to which Mr. Pospishil serves as Vice President and General Manager of Micro-Con. The Agreement expires in January 2006 and provides for an annual base salary of $110,000. As bonus compensation for the period from January 1, 2003 to December 31, 2003, Mr. Pospishil is entitled to receive ten percent of Micro-Con's pre-tax profits above $75,000 and fifteen percent of Micro-Con's pre-tax profits above $300,000 for such period (the "Regular Bonus"). For each year thereafter that the Agreement is effective, the Board of Directors or the President of Micro-Con agrees to review the performance of Mr. Pospishil and Micro-Con and to develop a new bonus plan for Mr. Pospishil (the "New Bonus Plan"). In establishing the New Bonus Plan, the threshold of the Company's pre-tax profits may be increased; however, the New Bonus Plan will be no less than the Regular Bonus.

      In June 2005, the Company acquired Stealth Microwave, Inc., a New Jersey corporation ("Stealth"). In connection with the acquisition, Stealth entered into an employment agreement with Stephen N. Barthelmes, Jr. (the "Agreement") pursuant to which Mr. Barthelmes serves as President and Chief Executive Officer of Stealth. The Agreement expires in June 2007 and provides for an annual base salary of $132,890. As bonus compensation for the period from April 1, 2005 to March 31, 2006, Mr. Barthelmes is entitled to receive (a) $0.15 for every dollar that Stealth's pre-tax income for such period exceeds $2,400,000 up to $3,100,000, and (b) $0.25 for every dollar that Stealth's pre-tax income for such period exceeds $3,100,000. For the period from April 1, 2006 to March 31, 2007, Mr. Barthelmes is entitled to receive (i) $0.15 for every dollar that Stealth's pre-tax income for such period exceeds $2,650,000 up to $3,350,000, and (ii) $0.25 for every dollar that Stealth's pre-tax income for such period exceeds $3,350,000.


STOCK OPTION PLANS

     On April 14, 1994, the Company adopted the 1994 Stock Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. On January 18, 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan") pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. In December 1999 and June 2000, the Board of Directors authorized amendments to the 1996 Plan which were subsequently approved by the Company's Shareholders, to increase the number of shares of Common Stock that may be granted under the 1996 Plan to 900,000 shares. Options granted pursuant to the 1994 Plan and 1996 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue Code of 1986, as amended (The 1994 Plan and the 1996 Plan are referred to collectively as the "Prior Plans").

     On October 22, 2003, the Company's shareholders approved the adoption of the 2003 Stock Option Plan (the "2003 Plan") pursuant to which the Company may grant options to purchase up to 900,000 shares of Common Stock plus any shares of Common Stock remaining available for issuance as of July 22, 2003 under the Prior Plans.

      The Prior Plans and the 2003 Plan are administered by the Board of Directors or a Committee of the Board of Directors which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. The exercise price of options granted under the Prior Plans may not be less than the fair market value of the shares of Common Stock on the date of grant (110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the Prior Plans and the 2003 Plan may not be granted more than ten years from the date of adoption of each respective Prior Plan, nor may options be exercised more than ten years from the date of grant.

      The following table sets forth certain information with respect to the Named Executive Officers who have been granted options to purchase Common Stock during Fiscal 2005:

                    OPTION GRANTS IN FISCAL 2005


                  Number of    % of Total
                  Securities   Options
                  Underlying   Granted to
                  Options      Employees       Exercise           Expiration
Name              Granted(#)   in Fiscal Year  Price ($/Sh)(1)    Date
----              ----------   --------------  ---------------    ------------

David Robbins       50,000        20.92          6.95              11/15/09

Dennis Dow          10,000         4.18          6.95              11/15/09

Anthony Pospishil   15,000         6.27          6.95              11/15/09

------------------
     <F1>
(1) Option was granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.



     The following table sets forth certain information regarding options exercised and exercisable during Fiscal 2005 and the value of the options held as of March 31, 2005 by the Named
Executive Officers.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL
             YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES


                                                   Number of
                                                   Securities        Value of
                                                   Underlying        Unexercised
                                                   Unexercised       In-the-Money
                 Shares                            Options           Options
                 Acquired                          At FYE (#)-       At FYE ($)-
                 On                Value           Exercisable/      Exercisable/
Name             Exercise(#)       Realized($)(1)  Unexercisable     Unexercisable(2)
----             -----------      ---------------  -------------     ----------------
David Robbins       10,000           45,850        47,500/82,500     239,300/261,950

Dennis Dow            -                -           20,000/22,000      90,730/65,050

Donald Kilduff        -                -            5,000/0           23,150/0

Anthony Pospishil   10,000           50,870       20,000/25,000       91,200/70,800
------------------
     <F1>
(1) Represents fair market value of the Common Stock at the exercise date minus the exercise price.

     <F2>
(2)  Represents  fair market value of the Common Stock  at  March
     31, 2005 of $8.63 as reported by Nasdaq, less the exercise price.


COMPENSATION OF DIRECTORS

      During Fiscal 2005, Messrs. Siegel, Kramer and Hattori received $1,500, $1,000, and $2,000, respectively in director fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of September 9, 2005, the number of shares of Common Stock held of record or beneficially
(i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and director nominee, (iii) each of the Named Executive Officers and
(iv) by all officers and directors as a group:


                           Number of        Percent of
Name                       Shares Owned     Outstanding Shares
-------                    ------------     ------------------
Noelle Kalin                 794,799(1)       17.68%

David Siegel                136,520(2)         3.06%

Emanuel Kramer              119,420(3)         2.67%

David Robbins               144,282(4)         3.20%

Bjurman, Barry &            308,400(5)         6.94%
 Associates

Gerald Y. Hattori                 0              0%

Dennis Dow                   27,250 (6)        .61%

Floyd S. Parin              103,750           2.33%

Donald Kilduff               18,646            .42%

Anthony Pospishil            30,000(7)         .67%

Stephen N. Barthelmes, Jr.    1,000            .02%

All Officers and            650,868          13.95%
 Directors as a group    (2)(3)(4)(6)(7)(8)
 (eleven persons)
----------------------

     <F1>
(1) Includes options to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $8.625 per share.
     Also  includes 10,000 shares of Common Stock  owned  by  Ms.
     Kalin's minor son.

     <F2>
(2) Includes (i) 33,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, (ii) 14,970 shares of Common Stock held in his retirement account and (iii) options to purchase an aggregate of 13,750 shares of Common Stock at exercise prices ranging from $4.37 to $7.12 per share exercisable within sixty days.

     <F3>
(3) Includes options to purchase an aggregate of 23,750 shares of Common Stock at exercise prices ranging from $2.96 to $7.12 per share exercisable within sixty days.

     <F4>
(4) Includes options to purchase an aggregate of 60,000 shares of Common Stock at exercise prices ranging from $2.20 to $4.625 per share exercisable within sixty days.

     <F5>
(5) Based on the Bjurman, Barry & Associates Annual Report for its fiscal year ended March 31, 2005.

     <F6>
(6) Includes options to purchase an aggregate of 27,250 shares of Common Stock at exercise prices ranging from $3.11 to $7.12 per share exercisable within sixty days.

     <F7>
(7) Includes an option to purchase 20,000 shares of Common Stock at an exercise price of $4.07 per share exercisable within sixty days.

     <F8>
(8) Includes options to purchase an aggregate of 273,750 shares of Common Stock that are exercisable within sixty days at an average exercise price of approximately $5.58 per share.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has an Audit Committee. The Board of Directors does not have a Compensation Committee or a Nominating Committee and performs the functions of a Compensation Committee and a Nominating Committee itself.


AUDIT COMMITTEE

     The primary functions of the Audit Committee of the Company (the "Audit Committee") are to select or to recommend to the Board of Directors the selection of outside auditors; to monitor the Company's relationships with the Company's outside auditors and their interaction with the Company's management in order to ensure their independence and objectivity; to review, and to assess the scope and quality of the Company's outside auditors' services, including the audit of the Company's annual financial statements; to review the Company's financial management and accounting procedures; to review the Company's financial statements with the Company's management and outside auditors; and to monitor management's compliance with applicable legal requirements and ethical standards.

     Messrs. Siegel, Kramer and Hattori are the current members of the Audit Committee and are each "independent," as that term is defined in Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules. Mr. Hattori is the chairman of the Audit Committee. During Fiscal 2005, the Audit Committee met four times. The Board of Directors has determined that Mr. Siegel is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as Appendix A to the Company's Proxy Statement for its fiscal year ended March 31, 2003. A copy of such charter is also available on the Company's website, www.Micronetics.com.


COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Company encourages shareholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors as follows: Mr. Siegel at info@ga-elect.com; Mr. Robbins at drobbins@micronetics.com; Mr. Hattori at ghattori@evolution-management.com; and Mr. Kramer at c/o Micronetics, Inc., 26 Hampshire Drive, Hudson, NH 03051.


AUDIT COMMITTEE REPORT

      The Audit Committee consists of independent directors, all of whom meet the independence and experience requirements of NASDAQ Marketplace Rule 4200(a)(15). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2005 with management and with the Company's independent registered public accounting firm Grant Thorton LLP. The Audit Committee has discussed with Grant Thorton LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Grant Thorton LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Grant Thorton LLP its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2005 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2005 for filing with the Commission.

     Submitted by the members of the Audit Committee:

                                             David Siegel
                                             Emanuel Kramer
                                             Gerald Hattori


Changes In  and Disagreements With Accountants on Accounting  and
Financial Disclosure.

      On February 22, 2005, the Company dismissed Goldstein Golub Kessler LLP ("GGK") as its independent accountants. The reports of GGK on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors and Audit Committee of the Company. During the Company's two most recent fiscal years there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the matter in its report.

     On February 25, 2005, the Company engaged Grant Thornton LLP ("Grant") as its independent auditors for its fiscal year ended March 31, 2005. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging Grant, the Company (or someone on its behalf) did not consult Grant regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or a reportable event.

      GGK furnished the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating it agrees with the above statements. A copy of that letter, dated February 28, 2005, is filed as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on February 28, 2005.

     Audit fees billed to the Company during Fiscal 2005 to audit the Company's annual financial statements and to review those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $129,000. The Company paid its tax accountants, Ernst & Young ("E&Y") $40,000 for preparation of its tax returns. The Company did not seek advice from its independent registered public accounting firm regarding financial information systems design and implementation during Fiscal 2005. The Company did not engage its independent registered public accounting firm during Fiscal 2005 for any other non-audit services.

      The following table shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Grant, GGK or E&Y for Fiscal 2005 and Fiscal 2004.


                          Amount of Fee for
Type of Service       Fiscal 2005   Fiscal 2004
---------------       -----------   -----------

Audit Fees              $129,000     $50,000
Audit-Related Fees         -           2,000
Tax Fees                  40,000      22,000
                        --------     -------
Total                   $169,000     $72,000
                        ========     =======


      AUDIT FEES. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

      AUDIT-RELATED FEES. This category consists of due diligence
in    connection    with    acquisitions,   various    accounting
consultations, and benefit plan audits.

      TAX FEES. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

      There were no other fees paid or accrued to Grant Thornton, GGK or E&Y in Fiscal 2005 or Fiscal 2004.



AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

      Before the independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.



                           PROPOSAL 2

  RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                         ACCOUNTING FIRM


     Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Grant Thornton LLP ("Grant") to audit the consolidated financial statements of the Company for Fiscal 2006. Grant has served as the Company's independent registered public accounting firm since Fiscal 2005. A representative from Grant is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

      Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Grant is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms for Fiscal 2006.

      THE  BOARD  OF DIRECTORS OF THE COMPANY RECOMMENDS  A  VOTE
"FOR"  RATIFICATION OF THE APPOINTMENT OF GRANT AS THE  COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.


OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


SHAREHOLDER'S PROPOSALS

      Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire Drive, Hudson, NH 03051 on or before July 23, 2006.

                              By Order of the Board of Directors

                              /s/Donna Hillsgrove
                              Donna M. Hillsgrove,
                              Secretary
Dated: September 16, 2005




                                               APPENDIX A
                              PROXY

                       MICRONETICS, INC.
                       26 Hampshire Drive
                       Hudson, NH  03051

     The undersigned, revoking all proxies, hereby appoints David Siegel and Emanuel Kramer and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 20, 2005, at 11:00 A.M. at the offices of Microwave Concepts, Inc., 12 Gardner Road, Fairfield, NJ 07004 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2005 Annual Report.

A.   ELECTION OF DIRECTORS

      1.    THE  BOARD  OF DIRECTORS RECOMMENDS A  VOTE  FOR  ALL
DIRECTOR NOMINEES.

                                             FOR    WITHHOLD
                                             ---    --------

          01   David Siegel                 [   ]   [   ]

          02   Emanuel Kramer               [   ]   [   ]

          03   David Robbins                [   ]   [   ]

          04   Gerald Y. Hattori            [   ]   [   ]

          05   Stephen N. Barthelmes, Jr.   [   ]   [   ]

B.   ISSUES

          2.    RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON
          LLP  AS  THE  COMPANY'S INDEPENDENT  AUDITORS  FOR  THE
          COMPANY'S FISCAL YEAR ENDING MARCH 31, 2006.

          [  ] FOR          [  ] AGAINST      [  ] ABSTAIN

          3.    IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
          PROPERLY COME BEFORE THE MEETING.

          [  ] FOR          [  ] AGAINST      [  ] ABSTAIN
      PLEASE  SIGN  ON  THE REVERSE SIDE AND  RETURN  THIS  PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
and when properly executed will be voted as directed herein.   If
no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.


Date:                      , 2005
     ----------------------


-------------------------------
(Signature)


-------------------------------
(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


     Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 2005 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.